EXHIBIT 10.3(b)
Execution Version

ACCESSION UNDERTAKING
This Accession Undertaking is dated April 26, 2019
Between

(1)	Citibank Europe plc, a company incorporated in Ireland (with company registration number 132781) whose registered office is at 1 North Wall Quay, Dublin 1, Republic of Ireland (the "Bank"); and

(2)
RenaissanceRe (UK) Limited, a private limited company duly organized and existing under the laws of England and Wales, with registered number 02553288, whose registered office is at 20 Fenchurch Street, London, EC3M 3BY, United Kingdom (the “Acceding Party”).

Whereas

(A)
Renaissance Reinsurance Ltd, RenaissanceRe Specialty U.S. Ltd, Renaissance Reinsurance U.S. Inc. and RenaissanceRe Europe AG (the “Existing Companies”) and the Bank have entered into a master agreement for issuance of payment instruments dated March 22, 2019 (the “Master Agreement”); and

(B)	The Acceding Party is willing to accede to the Master Agreement and certain other Facility Documents and the Companies (as defined in the Master Agreement) have consented to such accession.

It is agreed:

1.
We refer to the Master Agreement. This is an Accession Undertaking. Terms defined in the Master Agreement have the same meaning in this Accession Undertaking unless given a different meaning in this Accession Undertaking.

2.
Pursuant to clause 2.8 of the Master Agreement, the Bank and the Acceding Party agree that from the date of this Accession Undertaking the Acceding Party accedes and becomes a party to each of the Master Agreement, the Facility Letter and the Fee Letter and becomes bound by the terms of and derives rights under each of the Master Agreement, the Facility Letter and the Fee Letter as a Company.

3.	For the purposes of clause 2.2 of the Master Agreement, the documents and evidence to be received by the Bank are:

(a)	each of the documents and evidence set out in Schedule 1 to the Facility Letter, as applicable, but with each reference to the Existing Company being the Acceding Company;

(b)	confirmation from the Guarantor that the Guarantee shall extend to the obligations of the Acceding Company under the Facility Documents;

(c)	such other documents and other evidence as the Bank may reasonably require prior to the date of issuance of the first Payment Instrument in respect of the Acceding Company.

4.	The Acceding Party’s notice and administrative details are as follows:
Address: 18th Floor, 125 Old Broad Street, London EC2N 1AR, United Kingdom
Fax No: +44 (0) 20 7074 3888
Telephone: +44 (0) 20 7397 4045
Attention: Elliot Dunseath
With a copy of any notices sent to:
Address: RenaissanceRe Holdings Ltd., Renaissance House, 12 Crow Lane, Pembroke HM 19 Bermuda
Fax No: (441) 296 5037
Attention: Treasurer, Aditya Dutt

5.	As from the date of this Accession Undertaking, each of the Master Agreement and this Accession Undertaking shall be read and construed as one document.

6.	The Acceding Party confirms:

(a)	its knowledge and acceptance of the Master Agreement, the Facility Letter and the Fee Letter; and

(b)
each of the Master Agreement, Facility Letter and Fee Letter will remain in full force and effect and will continue to constitute its legal, valid and binding obligations enforceable in accordance with their terms.

7.	This Accession Undertaking and any non-contractual obligations arising out of or in connection with it are governed by English law.

8.
The provisions of clause 17.1 of the Master Agreement shall be incorporated into this Accession Undertaking as if set out in full in this Accession Undertaking and as if references in that clause to the “Master Agreement” are references to this Accession Undertaking.

[Signature page follows.]

EXECUTED by RenaissanceRe (UK) Limited, acting by: Name: Hugh Brennan Title: Director	) ) ) ) ) ) (Sign)../s/ Hugh Brennan..................................

In its capacity as the Bank
EXECUTED by Citibank Europe Plc acting by: Name: Niall Tuckey Title: Director and Name: ________________ Title: ________________	) ) ) ) ) ) (Sign)../s/ Niall Tuckey................................... ) ) ) ) ) ) ) (Sign).............................................. )